FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2021
Risks and Uncertainties [Abstract]
FINANCIAL RISK MANAGEMENT [Text Block]

9. FINANCIAL RISK MANAGEMENT

a)  FOREIGN CURRENCY RISK

Foreign currency risk is the risk that a variation in exchange rates between the United States dollar and other foreign currencies will affect the Company's operations and financial results. A portion of the Company's transactions are denominated in Canadian dollars. The Company is also exposed to the impact of currency fluctuations on its monetary assets and liabilities. Significant foreign currency gains or losses are reflected as a separate component in the consolidated statement of income (loss) and comprehensive income (loss). The Company has not used derivative instruments to reduce its exposure to foreign currency risk.

The following table indicates the impact of foreign currency risk on net working capital as at December 31, 2021. The table below also provides a sensitivity analysis of a 10 percent strengthening of the US dollar against the Canadian dollar which would have increased (decreased) the Company's net income (loss) by the amounts shown in the table below. A 10 percent weakening of the US dollar against the Canadian dollar would have had an equal but opposite effect as at December 31, 2021.

Canadian
Dollars
Cash	$3,899
Accounts payable	(138,709)
Loan	(40,000)
Total foreign currency working capital	(174,810)
US$exchange rate at December 31, 2021	0.7888
Total foreign currency net working capital in US$	(137,890)
Impact of a 10% strengthening of the US$on net income	(13,789)

b) MARKET RISK

Market risk is the potential for financial loss from adverse changes in underlying market factors, including foreign-exchange rates, commodity prices and stock based compensation costs.

c) DISCLOSURES OF FAIR VALUE OF FINANCIAL ASSETS AND LIABILITIES

At December 31, 2021, the carrying values of the Company's cash, advances receivable, accounts payable, due to related parties and accrued liabilities approximate fair value.